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                                                                    Exhibit 21.1

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
                    -----------------------------------------
                         LIST OF SUBSIDIARIES/AFFILIATES
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1.       AIP/GREENBRIER GP, INC., - Texas corporation

2.       AIP OFFICE FLEX II LLC - Ohio limited liability company

3.       AIP OPERATING, L.P., - Delaware limited partnership

4.       AIP/POST OFFICE GP, INC., - Delaware corporation

5.       AIP PROPERTIES #1, L.P., -  Delaware limited partnership

6.       AIP PROPERTIES #3, L.P., -  Delaware limited partnership

7.       AIP PROPERTIES #3 GP, INC., - Texas corporation

8.       AIP-SWAG GP, INC., - Texas corporation

9.       AIP-SWAG OPERATING PARTNERSHIP, L.P., - Delaware limited partnership

10.      AIP TAMARAC, INC., - Texas corporation

11.      AMERICAN INDUSTRIAL PROPERTIES REIT, INC., - Maryland corporation

12.      BANDERA COVENTRY LLC - Ohio limited liability company

13.      CHELMSFORD ASSOCIATES LLC, - Delaware limited liability company

14.      COMMUNITY I LLC -  Delaware limited liability company

15.      COMMUNITY CENTERS ONE L.L.C. - Delaware limited liability company

16.      COMMUNITY CENTERS TWO L.L.C. - Delaware limited liability company

17.      COMMUNITY CENTERS THREE, L.L.C. - Delaware limited liability company

18. CONTINENTAL SAWMILL LIMITED LIABILITY COMPANY - Ohio limited liability company

19.      CONTINENTAL SAWMILL LIMITED PARTNERSHIP - Ohio limited partnership

20.      COON RAPIDS RIVERDALE VILLAGE LLC  - Ohio limited liability company

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21.      COVENTRY LONG BEACH PLAZA LLC, - Delaware limited liability company

22.      COVENTRY REAL ESTATE PARTNERS, LTD. (fka Retail Value Management Ltd.)
         - Ohio limited liability company

23.      COVENTRY ROUND ROCK LLC - Ohio limited liability company

24.      DD COMMUNITY CENTERS ONE, INC. - Ohio corporation

25.      DD COMMUNITY CENTERS TWO, INC. - Ohio corporation

26.      DD COMMUNITY CENTERS THREE, INC. - Ohio corporation

27.      DD COMMUNITY CENTERS FIVE INC. - Ohio corporation

28.      DD COMMUNITY CENTERS SEVEN, INC. - Delaware corporation

29.      DD COMMUNITY CENTERS EIGHT, INC. - Delaware corporation

30. DD COMMUNITY CENTERS INVESTMENTS LLC - Delaware limited liability company

31.      DD DEVELOPMENT COMPANY, INC. - Ohio corporation

32.      DD DEVELOPMENT COMPANY II, INC. - Ohio corporation

33.      DDPD OPP LLC - Maryland limited liability company

34.      DDR CM, INC. - California corporation (Affiliate)

35.      DDR CONTINENTAL INC. - Ohio corporation

36.      DDR CONTINENTAL LP - Ohio limited partnership

37.      DDR DB DEVELOPMENT VENTURES LP - Texas limited partnership

38.      DDR DB OPPORTUNITY SUB, INC. - Ohio corporation

39.      DDR DB OUTLOT LP - Texas limited partnership

40.      DDR DB SA PHASE II LP - Texas limited partnership

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41.      DDR DB SA VENTURES LP - Texas limited partnership

42.      DDR DOWNREIT LLC - Ohio limited liability company

43.      DDR FAMILY CENTERS I INC. - Ohio corporation

44.      DDR FAMILY CENTERS LP  - Delaware limited partnership

45.      DDR HENDON NASSAU PARK II LP - Georgia limited partnership

46. DDR HERMES ASSOCIATES L.C. (FKA DDR VIC II L.C.) - Utah limited liability company

47.      DDR INDEPENDENCE LLC - Delaware limited liability company

48.      DDR KILDEER INC. - Illinois corporation

49.      DDR LIBERTY FAIR, INC. - Delaware corporation

50. DDR LONG BEACH LLC (FKA DDR OLIVERMCMILLAN LONG BEACH LLC), - Delaware limited liability company

51.      DDR MICHIGAN II LLC - Ohio limited liability company

52.      DDR NASSAU PARK II INC. - Ohio corporation

53.      DDR NASSAU PAVILION ASSOCIATES LP - Georgia limited partnership

54.      DDR NASSAU PAVILION INC. - Ohio corporation

55. DDR OCEANSIDE LLC (FKA DDR OLIVERMCMILLAN OCEANSIDE LLC), - Delaware limited liability company

56.      DDR OFFICE FLEX CORPORATION - Delaware corporation

57.      DDR OFFICE FLEX LP - Ohio limited partnership

58.      DDR OHIO OPPORTUNITY LLC - Ohio limited liability company

59.      DDR OHIO OPPORTUNITY II LLC - Ohio limited liability company

60.      DDR OHIO OPPORTUNITY III LLC - Ohio limited liability company

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61.      DDR P&M ASPEN GROVE LIFESTYLE CENTER PROPERTIES, LLC, - Delaware
         limited liability company

62.      DDR QUEENSWAY LLC - Ohio limited liability company

63.      DDR QUEENSWAY CM LLC - Ohio limited liability company (Affiliate)

64.      DDR REAL ESTATE SERVICES INC. - California corporation (Affiliate)

65. DDR REALTY COMPANY (FKA DDR REALTY TRUST, INC.) - Maryland Real Estate Investment Trust

66. DDR RENO LLC (FKA DDR OLIVERMCMILLAN RENO LLC), - Delaware limited liability company

67. DDR SANSONE DEVELOPMENT VENTURES LLC - Missouri limited liability company

68.      DDR/TECH 29 LIMITED PARTNERSHIP, - Maryland limited partnership

69.      DDR TINTON FALLS, LLC, - Ohio limited liability company

70.      DDR TRANSITORY SUB, INC. - Texas corporation

71. DDR URBAN, INC. (FKA DDR OLIVERMCMILLAN INC.) - Delaware corporation (Affiliate)

72. DDR URBAN LP (FKA DDR OLIVERMCMILLAN LP) - Delaware limited partnership (Affiliate)

73. DDR UNIVERSITY SQUARE ASSOCIATES L.C. (FKA DDR BIG V ASSOCIATES L.C.) - Utah limited liability company

74.      DDR VAN NESS, INC. - Ohio corporation

75.      DDR/VAN NESS OPERATING COMPANY, L.P. - Delaware limited partnership

76.      DDR VIC I L.C. - Utah limited liability company

77.      DDR WATERTOWN LLC - Ohio limited liability company

78.      DDR WILSHIRE, INC. - Ohio corporation

79.      DDRA COMMUNITY CENTERS FOUR, L.P. - Texas limited partnership

80.      DDRA COMMUNITY CENTERS FIVE, L.P. -  Delaware limited partnership


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81.      DDRA COMMUNITY CENTERS SIX, L.P. -  Delaware limited partnership

82.      DDRA COMMUNITY CENTERS SEVEN, L.P. - Delaware limited partnership

83.      DDRA COMMUNITY CENTERS EIGHT, L.P. - Delaware limited partnership

84.      DDRC GATEWAY LLC - Delaware limited liability company

85.      DDRC GREAT NORTHERN LIMITED PARTNERSHIP - Ohio limited partnership

86.      DDRC MICHIGAN LLC - Ohio limited liability company

87.      DDRC P&M DEER PARK TOWN CENTER LLC - Ohio limited liability company

88.      DDRC PDK EASTON LLC - Ohio limited liability company

89.      DDRC PDK HAGERSTOWN LLC - Ohio limited liability company

90.      DDRC PDK SALISBURY LLC - Ohio limited liability company

91.      DDRC PDK SALISBURY PHASE III LLC - Ohio limited liability company

92.      DDRC SALEM LLC - Delaware limited liability company

93.      DEVELOPERS DIVERSIFIED OF ALABAMA, INC. - Alabama corporation

94.      DEVELOPERS DIVERSIFIED BROADVIEW VILLAGE LP - Ohio limited partnership

95. DEVELOPERS DIVERSIFIED CENTENNIAL PROMENADE LP - Ohio limited partnership

96.      DEVELOPERS DIVERSIFIED COOK'S CORNER LP - Ohio limited partnership

97.      DEVELOPERS DIVERSIFIED FINANCE CORPORATION - Ohio corporation

98.      DEVELOPERS DIVERSIFIED OF INDIANA, INC. - Ohio corporation

99.      DEVELOPERS DIVERSIFIED LANSING LANDINGS LP - Ohio limited partnership

100.     DEVELOPERS DIVERSIFIED OF MISSISSIPPI, INC. - Ohio corporation

101.     DEVELOPERS DIVERSIFIED OF PENNSYLVANIA, INC. - Ohio corporation

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102.     DEVELOPERS DIVERSIFIED OF TENNESSEE, INC. - Ohio corporation

103.     DLA VENTURES LLC - Ohio limited liability company

104.     DOTRS LIMITED LIABILITY COMPANY - Ohio limited liability company

105. DREXEL WASHINGTON LIMITED LIABILITY COMPANY - Ohio limited liability company

106.     DREXEL WASHINGTON LIMITED PARTNERSHIP - Ohio limited partnership

107.     EASTCHASE MARKET INC. - Ohio corporation

108.     EASTCHASE MARKET L.P. - Texas limited partnership

109. EASTON MARKET LIMITED LIABILITY COMPANY - Delaware limited liability company

110.     ENERGY MANAGEMENT STATEGIES, INC. - Delaware corporation

111.     FOOTHILLS TOWNE CENTER II, INC. - Ohio corporation

112.     FOOTHILLS TOWNE CENTER III, INC. - Ohio corporation

113.     FORT UNION ASSOCIATES, L.C. - Utah limited liability company

114.     GS BOARDMAN LLC, - Delaware limited liability company

115.     GS BRENTWOOD LLC, - Delaware limited liability company

116.     GS CENTENNIAL LLC, - Delaware limited liability company

117.     GS DDR LLC, - Delaware limited liability company

118.     GS ERIE LLC, -  Delaware limited liability company

119.     GS SUNSET LLC, -  Delaware limited liability company

120.     HAGERSTOWN DEVELOPMENT LLC - Ohio limited liability company

121.     HAGERSTOWN TIF LLC - Ohio limited liability company

122.     HENDON/DDR/BP, LLC - Delaware limited liability company

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123.     HERMES ASSOCIATES  - Utah general partnership

124.     HERMES ASSOCIATES, LTD. - Utah limited partnership

125. HIGHLAND GROVE LIMITED LIABILITY COMPANY - Ohio limited liability company

126.     LENNOX TOWN CENTER LIMITED - Ohio limited liability company

127.     LIBERTY FAIR VA LP - Virginia limited partnership

128.     LIBERTY FAIR VA II LP - Virginia limited partnership

129.     MACEDONIA COMMONS LTD. - Ohio limited liability company

130. MAPLE GROVE CROSSING LIMITED LIABILITY COMPANY - Ohio limited liability company

131.     MERRIAM TOWN CENTER LTD. - Ohio limited liability company

132.     MZ I COMMUNITY I LLC - Delaware limited liability company

133.     MZ II COMMUNITY I LLC - Delaware limited liability company

134.     ORIX SANSONE BRENTWOOD L.L.C. - Illinois limited liability company

135.     PARCEL J-1B LIMITED PARTNERSHIP, - Virginia limited partnership

136.     PEDRO COMMUNITY CENTERS, INC. - Ohio corporation

137. PLAINVILLE CONNECTICUT L.L.C. (FKA DDR CONNECTICUT L.L.C.) - Ohio limited liability company

138. PLAINVILLE DEVELOPMENT L.P. (FKA DDR PLAINVILLE DEVELOPMENT L.P.) - Ohio limited partnership

139. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP I - Delaware limited partnership

140. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IA, - Delaware limited partnership

141. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IB, - Delaware limited partnership

142. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP II - Delaware limited partnership

143. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIA, - Delaware limited partnership

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144.     RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP III - Delaware
         limited partnership

145. RETAIL VALUE INVESTMENT PROGRAM IIIA LIMITED PARTNERSHIP, - Delaware limited partnership

146. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IIIB, - Delaware limited partnership

147. RETAIL VALUE INVESTMENT PROGRAM IIIC LIMITED PARTNERSHIP, - Delaware limited partnership

148. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IV - Delaware limited partnership

149. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP IVA, - Delaware limited partnership

150. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP V - Delaware limited partnership

151. RETAIL VALUE INVESTMENT PROGRAM LIMITED PARTNERSHIP VI - Delaware limited partnership

152. RETAIL VALUE INVESTMENT PROGRAM VII LIMITED LIABILITY COMPANY, - Delaware limited liability company

153.     RIVERDALE RETAIL ASSOCIATES L.C. - Utah limited liability company

154.     ROCKY MOUNTAIN REAL ESTATE L.L.C. - Utah limited liability company

155.     RVIP III BURNHAM LIMITED PARTNERSHIP - Delaware limited partnership

156.     RVIP CA/WA/OR PORTFOLIO LLC, - Delaware limited liability company

157.     RVIP OLYMPIAD PLAZA MANAGER LLC, - Delaware limited liability company

158.     RVIP PUENTE HILLS LLC, - Delaware limited liability company

159.     RVIP PUENTE HILLS MANAGER LLC, - Delaware limited liability company

160.     RVIP PUGET PARK LLC, - Delaware limited liability company

161.     RVIP RICHMOND LLC, - Delaware limited liability company

162.     RVIP VALLEY CENTRAL LP, - California limited partnership

163.     RVIP VALLEY CENTRAL MANAGER LLC, - Delaware limited liability company

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164.     RVM BRYWOOD LLC, - Delaware limited liability company

165.     RVM CHEROKEE LLC, - Delaware limited liability company

166.     RVM DEVONSHIRE LLC, - Delaware limited liability company

167.     RVM LONG BEACH PLAZA LLC, - Delaware limited liability company

168.     RVM TEN QUIVIRA LLC, - Delaware limited liability company

169.     RVM TQ PAD LLC, - Delaware limited liability company

170.     RVM WILLOW CREEK LLC, - Delaware limited liability company

171.     SANSONE GROUP/DDR LLC - Missouri limited liability company

172.     SHOPPERS WORLD COMMUNITY CENTER, L.P. - Delaware limited partnership

173.     SUN CENTER LIMITED - Ohio limited liability company

174.     TANASBOURNE LIMITED LIABILITY COMPANY - Ohio limited liability company

175.     TECH CENTER 29 LIMITED PARTNERSHIP, - Maryland limited partnership

176. TECH CENTER 29 PHASE II LIMITED PARTNERSHIP, - Maryland limited partnership

177. TECH CENTER DEVELOPMENT ASSOCIATES LIMITED PARTNERSHIP, - Maryland limited partnership

178.     TFCML, INC., - Idaho corporation

179.     THE PLAZA AT SUNSET HILLS, L.L.C. - Missouri limited liability company

180. THE SHOPPES AT SUNSET HILLS, L.L.C. - Missouri limited liability company

181.     TOWN CENTER PLAZA, L.L.C. - Delaware limited liability company

182.     UNIVERSITY SQUARE ASSOCIATES, LTD. - Utah limited partnership

183. USAA INCOME PROPERTIES IV TRUST, a trust organized and existing in Massachusetts

184.     VFP INVESTMENTS, LLC - Nevada limited liability company

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185.     VIDALAKIS INVESTMENT COMPANY, LTD. - Utah limited partnership

186.     VIDALAKIS INVESTMENT COMPANY II, LTD. - Utah limited partnership

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